Exhibit 10.2

PDC 2002-B

ASSIGNMENT OF WORKING INTEREST

This Assignment made this 27th day of January 2004 from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to PDC 2002-B, Limited Partnership, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1. The specific undivided interest shown in Exhibit A in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well identified in Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this Assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2. The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and communitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1, above.

3. The specific undivided interest shown in Exhibit A in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth in Paragraph 1, above.

4. The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever.

This assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned. Assignor does, however, expressly intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after-acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production therefrom.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

PDC 2002-B

IN WITNESS WHEREOF, Petroleum Development this instrument, with the intention that it shall be effective the well specifically identified in Exhibit A.

PETTROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation

By:	/s/ William D. Gainor
William D. Gainor
Land Manager

STATE OF WEST VIRGINIA	)
	)	TO-WIT:
COUNTY OF HARRISON	)

The foregoing instrument was acknowledged before me this 13th day of February 2004 by William D. Gainor, Land Manager of Petroleum Development Corporation, a Nevada Corporation, for and on behalf of the Corporation. He executed the foregoing for the purposes therein contained.

/s/ Rita A. Clark
Rita A. Clark
Notary Public - State of West Virginia County of Harrison
My Commission expires: June 2, 2009

This instrument was prepared by:

Petroleum Development Corporation
103 East Main Street
P. 0. Box 26
Bridgeport, WV 26330
Ph: 1-800-624 3821 or 304-842-6256

Well Name: Millage #13-3D
 Lease No. 657800

AMENDMENT TO ASSIGNMENT OF WORKING INTEREST

THIS AMENDMENT TO ASSIGNMENT OF WORKING INTEREST is made January 09, 2003, between Petroleum Development Corporation, a Nevada corporation, and PDC 2002-B Limited Partnership, a West Virginia limited partnership whose address is P. O. Box 26. Bridgeport, West Virginia 26330.

1. Background. By this instrument, the parties correct and amend the Assignment of Working Interest (the "Original Assignment"), dated September 26, 2002 and recorded as Instrument No. 3004638 in the real property records of Weld County, Colorado.

2. Amendment. Petroleum Development Corporation and PDC 2002-B Limited Partnership hereby amend the Original Assignment by deleting in its entirety the Exhibit A mat is attached to the Original Assignment and replacing it with the Exhibit A that is attached to this instrument. All other provisions as of the Original Assignment are unchanged.

3 Effective Date. The parties intend that this is amendment be deemed effective at the effective date of the Original Assignment, just as if the Exhibit A that is attached to this instrument had original been attached to the Original Assignment.

IN WITNESS WHEREOF OF, this instrument has been executed by the parties.

PDC 2002-B LIMITED PARTNERSHIP
		By:	Steven R. Williams as President of the Managing Partnership.
By:	/s/ William D. Gainor	By:	/s/ Steven R. William, President
	William D. Gainor, Land Manager		Steven R. Williams, President

STATE OF WEST VIRGINIA	)
	)	ss:
COUNTY OF HARRISON	)

The foregoing instrument was acknowledged before me 4th day of February, 2003, by William D. Gainor, as Land Manager of Petroleum Development Corporation a Nevada
Corporation.

WITNESS my hand and seal
/s/ Rita A. Clark Rita A. Clark Notary Public My Commission expires: June 2, 2009

STATE OF WEST VIRGINIA	)
	)	ss:
COUNTY OF HARRISON	)

The foregoing instrument was acknowledged before me 6th day of February, 2003, by Steven R. Williams, as President of the Managing General Partner PDC 2002-B Limited Partnership.

WITNESS my hand and seal
/s/ Rita A. Clark Rita A. Clark Notary Public My Commission expires: June 2, 2009

EXHIBIT "A"
PDC 2002-B LIMITED PARTNERSHIP

WELL NAME	LESSOR	LEASE DATE	RECEPTION NO. BOOK NO.	ACREAGE	COUNTY	STATE	WORKING INTEREST	NET INTEREST	LEASE # API #	LEGAL DESCRIPTION
Foe #33-20	Edward Dorn	01/15/1982	1885303/963	Part of SE/4	Weld	CO	0.872375	0.70339596	684200	T6N, R64WSec. 20: NW/4SE/4
	Lois E. Foe	01/01/1982	1885304/963	SE/4
	Brooks Cole, et ux	01/26/1989	2184014/ 1236	Part of NW/4SE/4
	Robert Roth, et ux	01/22/1989	2184015/ 1236	Part of NW/4SE/4

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2002-B LIMITED PARTNERSHIP

WELL NAME	LESSOR	LEASE DATE	RECEPTION NO. BOOK NO.	ACREAGE	county	STATE	WORKING INTEREST	NET INTEREST	LEASE # API#	LEGAL DESCRIPTION
Millage #13-3D	Millage Bros, Inc.	11/28/2000	2832260	N/2SW/4	Weld	CO	.9502407	.78632418	657800	T5N, R64W Sec. 3: W/2SW/4
	H. Joan Englehart	04/13/1981	1865240/943	PO N/2SW/4

EXHIBIT "A"
PDC 2002-B LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE# API#
Bryce # 21-28	John F. Biggs (Jack)	11-15-2001	2911978	T2N, R64W, Sec. 28: Tracts 026, 027,028	Weld	CO	0.79904834	683900
	Kurt Conner	07-15-2001	2864271	T2N, R64W, Sec. 28: Tacts 026,027,028
	Sandra K. Conner	07-15-2001	2864272	T2N, R64W. Sec. 28: Tracts 026, 027, 028
	Jeanette Frasco	11-15-2001	2911977	T2N, R64W, Sec. 28: Tracts 026, 027, 028
	John M. Hefner, et ux	09-15-2002	Now Being Recorded	T2N, R64W, Sec. 28: W/2
	Nancy S. Keeth	07-15-2001	2864270	T2N. R64W, Sec. 28: Tracts 026,027,028
	Ellis Knoll	11-15-2001	2911980	T2N, R64W, Sec. 28: Tracts 026,027,028
	Richard Moore	11-15-2001	2911979	T2N, R64W, Sec. 28: Tracts 026, 027, 028
	Helen Ries & James Ries	08-28-2002	Now Being Recorded	T2N, R64W, Sec. 28: Tract 027
	Arnold Thurow	09-15-2002	Now Being Recorded	T2N. R64W, Sec. 28: Tracts 026, 027, 028
	James M. Thomson	01-17-2002	2951301	T2N, R64W, Sec. 28: Tacts 026,027,028
	The Great Western Sugar Co.	09-15-1972	1605092	T2N, R64W, Sec. 28: P/O SW/4NW/4 & P/O W/2

EXHIBIT "A"
PDC 2002-B LIMITED PARTNERSHIP

WELL NAME	LESSOR	LEASE DATE	RECEPTION NO. BOOK NO.	ACREAGE	COUNTY	STATE	WORKING INTEREST	NET INTEREST	LEASE# API#	LEGAL DESCRIPTION
State 6525 #44-32	State of Colorado	06-01-81	2140511 / 1195	640	Weld	CO	0.872375	0.6979	646900	T6N, R63W Sec. 32: SE/4SE/4

EXHIBIT "A"
PDC 2002-B LIMITED PARTNERSHIP

WELL NAME	LESSOR	LEASE DATE	RECEPTION NO. BOOK NO.	ACREAGE	COUNTY	STATE	WORKING INTEREST	NET INTEREST	LEASE # API #	LEGAL DESCRIPTION
Wells Ranch #33-10	Wells Ranch	03-23-1988	2136096/1190	640	Weld	CO	0.872375	0.70237912	680400	T5N, R63W Sec. 10: NWSE

EXHIBIT "A"
PDC 2002-B LIMITED PARTNERSHIP

WELL NAME	LESSOR	LEASE DATE	RECEPTION NO. BOOK NO.	ACREAGE	COUNTY	STATE	WORKING INTEREST	NET INTEREST	LEASE # API #	LEGAL DESCRIPTION
Wells Ranch #31-10	Wells Ranch	03-23-88	2136096	640	Weld	CO	0.872375	0.70062617	680300	T5N, R63W Sec. 10: NWNE

EXHIBIT "A"
PDC 2002-B LIMITED PARTNERSHIP

WELL NAME	LESSOR	LEASE DATE	RECEPTION NO. BOOK NO.	ACREAGE	COUNTY	STATE	WORKING INTEREST	NET INTEREST	LEASE # API #	LEGAL DESCRIPTION
Wells Ranch #44-10	Wells Ranch	3/23/1988	2136096/1190	640	Weld	CO	0.872375	0.70237912	680400	T5N, R63W Sec. 10: SESE

EXHIBIT "A"
PDC 2002-B LIMITED PARTNERSHIP

WELL NAME	LESSOR	LEASE DATE	RECEPTION NO. BOOK NO.	ACREAGE	COUNTY	STATE	WORKING INTEREST	NET INTEREST	LEASE # API #	LEGAL DESCRIPTION
Miller #43-29	Rhinie A. Miller	12/16/1981	1882508/960	Sec. 29: PO N/2SE/4 and PO S/2SE/4	Weld	CO	0.872375	0.6979	660200	T6N, R64w Sec 29 NE/4SE/4
	Union Pacific Land Resources Corp.	12/24/1997	2589845	Sec. 29: ROW Across NW/4SE/4

EXHIBIT "A"
PDC 2002-B LIMITED PARTNERSHIP

WELL NAME	LESSOR	LEASE DATE	RECEPTION NO. BOOK NO.	ACREAGE	COUNTY	STATE	WORKING INTEREST	NET INTEREST	LEASE # API #	LEGAL DESCRIPTION
Noffsinger #22-33	Union Pacific Resources Co.	04/24/1989	2179583/ 1232	E/2NW/4	Weld	CO	0.872375	0.6979	652000	T6N, R64W Sec. 33: SE/4NW/4

EXHIBIT "A"
PDC 2002-B LIMITED PARTNERSHIP

WELL NAME	LESSOR	LEASE DATE	RECEPTION NO. BOOK NO.	ACREAGE	COUNTY	STATE	WORKING INTEREST	NET INTEREST	LEASE # API #	LEGAL DESCRIPTION
Howard # 14-18	Marjorie Carey	02-7-1983	1920405/991	PO Sec. 18: S/2SW/4	Weld	CO	0.872375	0.6979	652800	T5N, R64W Sec 18: SWSW
	Almira Carlson	02-07-1983	1920416 / 991	PO Sec. 18: S/2SW/4
	Helen Croissant	02-07-1983	1920412 / 991	PO Sec. 18: S/2SW/4
	Alan Fahrenbruch	02-07-1983	1920404 / 991	PO Sec. 18: S/2SW/4
	Edward Fahrenbruch	02-07-1983	1920406 / 991	PO Box 18: S/2SW/4
	Elmer Fahrenbruch	02-07-1983	1920415 / 991	PO Sec. 18: S/2SW/4
	Harold Fahrenbruch	02-07-1983	1920417 / 991	PO Sec. 18: S/2SW/4
	Emma Fahrenbruch	02-07-1983	1920410 / 991	PO Sec. 18: S/2SW/4
	Roland Fahrenbruch	02-07-1983	1923681 / 993	PO Sec. 18: S/2SW/4
	Emma Haas	02-07-1983	1920411 / 991	PO Sec. 18: S/2SW/4
	Cecil J.Howard, et ux	06-25-1981	1870845 / 949	PO Soc. 18: S/2SW/4
	Lydia Kindsfather	02-07-1983	1920414 / 991	PO Sec. 18: S/2SW/4
	Betty Schott	02-07-1983	1920403 / 991	PO Sec. 18: S/2SW/4
	Delbert Steinmetz	02-07-1983	1920408 / 991	PO Sec. 18: S/2SW/4
	Donald Steinmetz	02-07-1983	1920407 / 991	PO Sec. 18: S/2SW/4
	Ruth Stoll	02-07-1983	1920413 / 991	PO Sec. 18: S/2SW/4
	Shirley Taylor	02-07-1983	1920402 / 991	PO Sec. 18: S/2SW/4
	Anna Margaret Walters	02-17-1983	1920409 / 991	PO Sec. 18: S/2SW/4

EXHIBIT "A"
PDC 2002-B LIMITED PARTNERSHIP

WELL NAME	LESSOR	LEASE DATE	RECEPTION NO. BOOK NO.	ACREAGE	COUNTY	STATE	WORKING INTEREST	NET INTEREST	LEASE # API#	LEGAL DESCRJPTIOT
Noffsinger #32-33	Union Pacific Resources Company	04-24-89	2179582 / 1232	W/2NE/4	Weld	CO	0.872375	0.6979	687000	T6N, R64W Sec. 33: SWNE

Chevron #42-8

ASSIGNMENT OF WORKING INTEREST

This Assignment mad: this 2nd day of November, 2002, from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation (herein called "Assignor") to PDC 2002-B, Limited Partnership, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) an other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1. The specific undivided interest shown in Exhibit A in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well identified in Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described In Exhibit A or on any land pooled therewith. Assign or expressly excepts from this assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located or the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2. The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and communitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1, above.

3. The specific undivided interest shown in Exhibit A in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth in Paragraph 1, above.

4. The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the product on, treating, storing, transportation or marketing of oil, gas and other m minerals from that well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns forever

This assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production therefrom.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this assignment in the manner and to the extent described in Paragraph 1, above.

Chevron #42-8

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the intention that it shall be effective as of the date of first production from the well specifically identified in Exhibit A.

Witnesses:	PETROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation
/s/ Susan A. Foster
Susan A. Foster

/s/ P. Wayne Ammons	BY:	/s/ William D. Gainor
P. Wayne Ammons		William D. Gainor
Land Manager

STATE OF WEST VIRGINIA	)
	)	TO WIT:
COUNTY OF HARRISON	)

The foregoing instrument was acknowledge before me this 2nd day of April 2003, by William D. Gainor, Land Manager of Petroleum Development Corporation, a Nevada Corporation, for and on behalf of the Corporation. He executed the foregoing for the purposes therein contained

/s/ Rita A. Clark Rita A. Clark Notary Public - State of West Virginia County of Harrison My Commission expires: June 2, 2009

This instrument was prepared by:

Petroleum Development Corporation
103 East Main Street
P. O. Box 26
Bridgeport, WV 26330

EXHIBIT "A"
PDC 2002-B LIMITED PARTNERSHIP

WELL NAME	LESSOR	LEASE DATE	RECEPTION NO. BOOK NO	ACREAGE	COUNTY	STATE	WORKING INTEREST	NET INTEREST	LEASE # API#	LEGAL DESCRIPTION
Puckett #218-25	Puckett Land Company	11/15/1999	556562/ 1164/400	7393.69	Garfield	CO	.997	.84745	636800	T6S, R97W Sec. 25: SW/SW/SW

EXHIBIT "A"
PDC 2002-B LIMITED PARTNERSHIP

WELL NAME	LESSOR	LEASE DATE	RECEPTION NO.	ACREAGE	COUNTY	STATE	WORKING INTEREST	NET INTEREST	LEASE# API#	LEGAL DESCRIPTION
Puckett #236-25	Puckett Land Company	11/15/1999	556562	7393.69	Garfield	CO	.997	84745	636800	T6S, R97W Sec. 25: NC/4SW/4

EXHIBIT "A"
PDC 2002-B LIMITED PARTNERSHIP

WELL NAME	LESSOR	LEASE DATE	RECEPTION NO. BOOK NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE # API#
Chevron #42-8	Chevron USA, Inc.	11-02-2002	623085	T6S, R96W Sec. 8: SE/4NE/4	Garfield	CO	0.8100625	687400